Securities Act Registration No. 333-178833

Investment Company Act Registration No. 811-22655

As filed with the Securities and Exchange Commission on October 19, 2023

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 584

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 587

(Check appropriate box or boxes.)

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (631) 490-4300

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Brian Curley Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (631) 470-2688

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 20, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

October 20, 2023

RONDURE NEW WORLD FUND

Investor Class - RNWOX

Institutional Class - RNWIX

RONDURE OVERSEAS FUND

Investor Class - ROSOX

Institutional Class - ROSIX

Each a series of Northern Lights Fund Trust III

Rondure Global Advisors LLC

136 South Main Street, Suite 720,

Salt Lake City, Utah 84101

1-855-775-3337

www.RondureGlobal.com

TABLE OF CONTENTS

Summary Sections	1
Rondure New World Fund	1
Rondure Overseas Fund	9
Investment Objectives and Principal Strategies	17
More on Each Fund’s Investments and Related Risks	19
Management	25
The Portfolio Managers	26
Administrator, Transfer Agent and Distributor	28
Buying, Exchanging and Redeeming Shares	28
Share Transactions	36
Dividends and Distributions	40
Federal income Taxes	40
Financial Highlights	43
Additional Information About Each Fund	Back Cover

i

SUMMARY: Rondure New World Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below:

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage or amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses(1)	0.25%	0.25%
Total Annual Fund Operating Expenses	1.35%	1.10%

(1)	Estimated for the current year.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on October 20, 2024. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$137	$428	$739	$1,624
Institutional Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 46% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with exposure to emerging or frontier markets. The Fund’s adviser, Rondure Global Advisors, LLC (the “Adviser”), defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers frontier and emerging markets generally to include those countries excluded from the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 40% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. Collectively, such issuers are typically organized, headquartered or economically linked to not less than three different countries other than the United States.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes have long-term growth potential and can provide sustainable return, and also to assess when it is time to sell a holding. The Adviser may shift Fund assets to companies in different sectors (such as the consumer sector) and regions (such as Asia) based on where it believes the best growth opportunities and valuations currently exist.

The Adviser also seeks to evaluate each company’s long-term sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that includes factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, such as but not limited to: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

When not invested in equities, the Fund may invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities). The Fund does not intend to invest in unrated debt instruments. The Fund may also invest in initial public offerings (IPOs).

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 40% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Consumer Sector Risk. The Fund may invest significantly in the consumer sector, in which case the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

2

COVID-19 Risk. The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Emerging and Frontier Markets Risk. Many of the companies in which the Fund invests are susceptible to emerging and frontier markets risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies located in or with exposure to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, less developed legal, regulatory, tax, and accounting systems, and the potential for government seizure of assets or nationalization of companies. Securities of issuers actually located in emerging or frontier markets may be susceptible to greater custodial and operational risks and may be substantially less liquid.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions.

In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to either a credit or deduction for U.S. tax purposes.

3

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Initial Public Offerings (IPO) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. As interest rates increase, the value of the Fund’s investments in fixed-income securities may decrease, which means the Fund’s NAV may likewise decrease.

Large-Cap Company Stock Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of largest companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments, at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Micro-Cap Company Stock Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities.

Mid-Cap Company Stock Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

4

Regional Asian Concentration Risk. To the extent the Fund has a concentration of investments in Asia, the Fund’s performance would be closely tied to social, political, and economic conditions within that region and may be more volatile than the performance of more geographically diversified funds. Since Asia includes both developed and emerging markets, investments by the Fund in that region will be subject to the risks associated with investments in such markets. More specifically, investments in companies located in or economically tied to certain markets in Asia will be subject to risks characteristic of those markets, which may include but not be limited to geopolitical and territorial uncertainties, currency fluctuations, government-imposed investment restrictions, reliance on exports, less developed legal and financial systems, environmental problems, political and social instability, and less efficient markets. Adverse developments in one country can affect the entire region.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Small-Cap Company Stock Risk. Investments in securities of small companies may involve greater risks than investing in large capitalization companies because small companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

5

PERFORMANCE INFORMATION

The Fund acquired all of the assets and liabilities of the Rondure New World Fund, a series of Financial Investors Trust (the “Predecessor Fund”), in a tax-free reorganization on October 20, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Investor Class and Institutional Class shares were exchanged for Investor Class and Institutional Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The following information provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund’s performance has varied over time. The bar chart depicts the change in the Investor Class shares’ performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Predecessor Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance will be available at no cost on the Fund’s website www.rondureglobal.com or by calling 1-855-775-3337.

Annual Total Returns (years ended 12/31)

Best Quarter	6/30/20	19.30%
Worst Quarter	3/31/20	(21.70)%

The Fund’s year-to-date performance for the quarter ended September 30, 2023 is (3.78)%.

6

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Year	Since Inception (May 2, 2017)
Investor
Return Before Taxes	(14.19)%	1.33%	3.36%
Return After Taxes on Distributions	(14.51)%	1.19%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	(8.17)%	1.05%	2.64%
Institutional
Return Before Taxes	(13.99)%	1.60%	3.63%
MSCI Emerging Markets TR USD Index (reflects no deduction for fees, expenses or taxes)	(19.74)%	1.03%	2.43%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Rondure Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Laura Geritz, CFA, MA, founder and Chairwoman of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since its inception in 2017. Blake Clayton, CIO of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since March 2021. Jennifer Anne McCulloch Dunne, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since March 2021.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.rondureglobal.com, by telephone at 1-855-775-3337 or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

7

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

SUMMARY: Rondure overseas Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below:

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage or amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses(1)	1.06%	1.06%
Total Annual Fund Operating Expenses	2.01%	1.76%
Fee Waiver and Expense Reimbursement(2)	(0.91)%	(0.91)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%

(1)	Estimated for the current year.
(2)	Rondure Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 20, 2024. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to October 10, 2024, except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on October 20, 2024. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$112	$542	$999	$2,265
Institutional Shares	$87	$465	$869	$1,998

9

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with primary exposure to developed foreign markets. The Fund’s adviser, Rondure Global Advisors, LLC (the “Adviser”), defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers developed foreign markets generally to include those countries within the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 80% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes can provide sustainable returns and also to assess when it is time to sell a holding. The Adviser may shift Fund assets between sectors (such as the consumer sector) and regions based on where it believes the best growth opportunities and valuations currently exist.

The Adviser also seeks to evaluate each company’s long-term potential and sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that examines factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, which may include: local and national economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

At times, the Fund may invest in Initial Public Offerings (IPOs). The Fund may also invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities), and in foreign exchange futures contracts or currency forward contracts (for risk management purposes). The Fund does not intend to invest in unrated debt instruments.

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 80% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

10

The Fund is subject to the following principal investment risks:

Consumer Sector Risk. The Fund may invest significantly in the consumer sector, in which case the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

COVID-19 Risk. The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions.

In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to either a credit or deduction for U.S. tax purposes.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

11

Initial Public Offerings (IPO) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. As interest rates increase, the value of the Fund’s investments in fixed-income securities may generally decrease, which means the Fund’s NAV may likewise decrease.

Large-Cap Company Stock Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of largest companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments, at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Micro-Cap Company Stock Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities.

Mid-Cap Company Stock Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

12

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Small-Cap Company Stock Risk. Investments in securities of small companies may involve greater risks than investing in large capitalization companies because small companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

13

PERFORMANCE INFORMATION

The Fund acquired all of the assets and liabilities of the Rondure Overseas Fund, a series of Financial Investors Trust (the “Predecessor Fund”), in a tax-free reorganization on October 20, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Investor Class and Institutional Class shares were exchanged for Investor Class and Institutional Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The following information provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund’s performance has varied over time. The bar chart depicts the change in Investor Class shares’ performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Predecessor Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance will be available at no cost on the Fund’s website www.rondureglobal.com or by calling 1-855-775-3337.

Annual Total Returns (years ended 12/31)

Best Quarter	6/30/20	16.20%
Worst Quarter	3/31/20	(17.67)%

The Fund’s year-to-date performance for the quarter ended September 30, 2023 is (4.80)%.

14

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Year	Since Inception (May 2, 2017)
Investor
Return Before Taxes	(25.18)%	0.23%	2.83%
Return After Taxes on Distributions	(25.70)%	(0.14)%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	(14.54)%	0.27%	2.26%
Institutional
Return Before Taxes	(24.96)%	0.46%	3.09%
MSCI ACWI ex US Mid Cap Index (reflects no deduction for fees, expenses or taxes)	(18.66)%	0.20%	2.83%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Rondure Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Laura Geritz, CFA, MA, founder and Chairwoman of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since its inception in 2017. Blake Clayton, CIO of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since March 2021. Jennifer Anne McCulloch Dunne, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2023 and was a portfolio manager of the Predecessor Fund since March 2021.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.rondureglobal.com, by telephone at 1-855-775-3337 or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

15

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

ADDITIONAL INFORMATION ABOUT THE FUNDS

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information (“SAI”) for more information about each Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVES

Each Fund seeks to achieve long-term growth of capital.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Trust’s Board of Trustees (the “Board”) may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote. The Funds will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

PRINCIPAL INVESTMENT STRATEGIES

Rondure New World Fund

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with exposure to emerging or frontier markets. The Adviser defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers frontier and emerging markets generally to include those countries excluded from the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 40% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. Collectively, such issuers are typically be organized, headquartered or economically linked to not less than three different countries other than the United States.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify high quality companies that it believes have long-term growth potential and can provide sustainable returns, and also to assess when it is time to sell a holding. The Adviser may shift Fund assets to companies in different sectors (such as the consumer sector) and regions (such as Asia) based on where it believes the best growth opportunities and valuations currently exist.

The Adviser also seeks to evaluate each company’s long-term sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that includes factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, such as but not limited to: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

It seeks to invest in what it considers to be great companies at good prices and good companies at great prices. The Adviser’s fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies.

17

When not invested in equities, the Fund may invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities). The Fund does not intend to invest in unrated debt instruments. The Fund may also invest in initial public offerings (IPOs).

The Fund is classified as “diversified” under the Investment Company Act of 1940. To the extent the Fund invests in other investment companies, an underlying acquired fund’s investments will be considered for purposes of compliance with the Fund’s 40% investment policy described above. For purposes of the Fund’s 40% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

Rondure Overseas Fund

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with primary exposure to developed foreign markets. The Adviser defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers developed foreign markets generally to include those countries within the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 80% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes can provide sustainable returns and also to assess when it is time to sell a holding. The Adviser may shift Fund assets between sectors (such as the consumer sector) and regions based on where it believes the best growth opportunities and valuations currently exist.

The Adviser seeks to evaluate each company’s long-term potential and sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that examines factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, which may include: local and national economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

It seeks to invest in what it considers to be great companies at good prices and good companies at great prices. The Adviser’s fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies.

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best risk-adjusted return opportunities currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

At times, the Fund may invest in Initial Public Offerings (IPOs). The Fund may also invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities). The Fund does not intend to invest in unrated debt instruments.

The Fund is classified as “diversified” under the Investment Company Act of 1940. To the extent the Fund invests in other investment companies, an underlying acquired fund’s investments will be considered for purposes of compliance with the Fund’s 80% investment policy described above. For purposes of the Fund’s 80% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

18

More on Each Fund’s Investments and Related Risks

The Funds’ investment objectives and principal investment strategies are described above under “Investment Objective and Principal Investment Strategies”. This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect the Funds’ portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ SAI, which is available without charge upon request (see back cover).

The Funds’ portfolio manager seeks to ensure that investments are compatible with a Fund’s investment objectives and strategies. They use “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

RISKS

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal risks of the Fund with a ●. A Fund may be subject to additional risks other than those described because the types of investment made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the SAI.

Risks	Rondure New World Fund	Rondure Overseas Fund
Consumer Sector Risk	●	●
COVID-19 Risk	●	●
Credit Risk	●	●
Currency Risk	●	●
Early Stage Companies Risk
Emerging and Frontier Markets Risk	●
Fixed Income Securities Risk	●	●
Foreign Country Exposure Risk	●	●
Foreign Securities and Foreign Market Risk	●	●
Foreign Tax Risk	●	●
Futures and Forward Contracts Risk
Gold & Gold Related Issuers Risk
Growth Stock Risk	●	●
Initial Public Offerings (IPOs) Risk	●	●
Interest Rate Risk	●	●
Large-Cap Company Risk	●	●
Liquidity Risk	●	●

19

Managed Portfolio Risk	●	●
Micro-Cap Company Stock Risk	●	●
Mid-Cap Company Stock Risk	●	●
Participatory Notes Risk
Political and Economic Risk	●	●
Region Risk	●	●
Regional Asian Concentration Risk	●
Regulatory Risk	●	●
Sector Concentration Risk	●	●
Sector Weightings Risk	●	●
Small-Cap Company Stock Risk	●	●
Stock Market Risk	●	●
Stock Selection Risk	●	●
Transaction Costs	●	●
Value Investing Risk	●	●

Consumer Sector Risk. The Fund may invest significantly in the consumer sector, in which case the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

COVID-19 Risk. An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, partial population vaccination, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, government sponsored fiscal stimulus programs, various moratoria on the applicability of certain laws and regulations, as well as general concern and uncertainty. The impact of this coronavirus, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Credit Risk. The companies in which the Funds may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Funds’ portfolio and its income.

Currency Risk. The U.S. dollar value of a Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While both Funds have the ability to hedge against fluctuations in foreign currency exchange rates, neither has a present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

20

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Emerging and Frontier Markets Risk. Many of the companies in which the Fund invests are susceptible to emerging and frontier markets risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies located in or with exposure to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, less developed legal, regulatory, tax, and accounting systems, and the potential for government seizure of assets or nationalization of companies. Securities of issuers actually located in emerging or frontier markets may be susceptible to greater custodial and operational risks and may be substantially less liquid.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to either a credit or deduction for U.S. tax purposes.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Both futures contracts and forward contracts are complex instruments which are subject to the risk that the counterparty to a transaction may not fulfill its contractual obligations and are also subject to risks associated with improper valuation.

21

Gold and Gold-Related Issuers Risk. The Fund may hold investments in gold bullion and/or securities of issuers principally engaged in the gold industry. Holdings of physical gold may entail higher custody and transaction costs relative to holdings of securities. Gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. The price of gold operating companies is strongly affected by the price of gold, as well as by certain costs and business and operational risks directly associated with their operations. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold may be adversely affected, which in turn could affect the Fund’s returns. In addition, some gold mining companies have hedged their exposure to falls in the price of gold by selling forward future production, which could limit the company’s benefit from future rises in the price of gold. Mining operations have varying expected life spans and those with a short expected life span may experience more stock price volatility. Companies developing gold mines may present greater risks than companies with mines in production. Also investments in mining and in gold entail the risk that the Fund’s investments might affect the Fund’s ability to qualify as a “regulated investment company” under the Internal Revenue Code, and its income and capital gains might become subject to federal income taxes, reducing returns to shareholders.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Initial Public Offerings (IPOs) Risk. The Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Interest Rate Risk. The fixed-income securities in which the Funds may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the Funds’ investments in fixed-income securities will generally decrease when interest rates rise, which means the Funds’ NAV will likewise decrease.

Large-Cap Company Stock Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of largest companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Micro-Cap Company Stock Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.

22

Mid-Cap Company Stock Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Portfolio wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Participatory Notes Risk. Participatory notes (or “P-notes”) represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Regional Asian Concentration Risk. To the extent the Fund has a concentration of investments in Asia, the Fund’s performance would be closely tied to social, political, and economic conditions within that region and may be more volatile than the performance of more geographically diversified funds. Since Asia includes both developed and emerging markets, investments by the Fund in that region will be subject to the risks associated with investments in such markets. More specifically, investments in companies located in or economically tied to certain markets in Asia will be subject to risks characteristic of those markets, which may include but not be limited to geopolitical and territorial uncertainties, currency fluctuations, government-imposed investment restrictions, reliance on exports, less developed legal and financial systems, environmental problems, political and social instability, and less efficient markets. Adverse developments in one country can affect the entire region. Certain elements of the auditing and reporting standards may not provide the same shareholder protection or information as those in developed countries. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, or in certain companies or industries, by foreign entities, such as the Fund. There can be no assurance that the Fund will be able to obtain required governmental approvals, to the extent necessary, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Concentration Risk. At times, the Funds may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Funds more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Funds diversify their investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

23

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single sector. If a Fund invests in a few sectors it may have increased relative exposure to the price movements of those sectors.

Small-Cap Company Stock Risk. Investments in securities of small companies may involve greater risks than investing in large capitalization companies because small companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.

Stock Market Risk. The Funds’ investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Stock Selection Risk. The Funds’ investments may decline in value even when the overall stock market is not in a general decline.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

OTHER STRATEGIES

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. Under such circumstances, a Fund may not achieve its investment objective.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. Neither Fund would violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refer to total assets.

24

Portfolio Turnover

Each Fund generally intends to purchase securities as long-term investments; however, short-term trading may occur. This means that a Fund may buy a security and sell that security a short period of time after its purchase, and realize gains or losses, if the portfolio manager believe that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions and other expenses which could reduce the Fund’s investment performance. In addition, short-term trading may increase the amount of taxable distributions to shareholders which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax as ordinary income.

Disclosure Of Portfolio Holdings

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

Management

Rondure Global Advisors, LLC (the “Adviser”), subject to the oversight of the Trust’s Board of Trustees, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in November 2016 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Rondure New World Fund and the Rondure Overseas Fund each pay the Adviser an annual management fee of 0.85% and 0.70%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The current term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Rondure New World and Rondure Overseas Funds’ Advisory Agreement will be provided in the Funds’ report to shareholders for the period ended October 31, 2023.

The Adviser has contractually agreed, pursuant to an agreement with the Funds (the “Expense Agreement”), to limit the total amount of the management fees and other expenses that it is entitled to receive from the Funds. With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.35% and 1.10% of average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.10% and 0.85% of the average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. The Adviser has agreed that such fee waivers and reimbursements for the Funds shall continue through at least October 20, 2024. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to October 20, 2024, except with the approval of the Board of Trustees.

25

The Portfolio Managers

Each Fund is managed with an approach that utilizes the skills and insights of the entire research team. Trades may be initiated by the portfolio manager or analysts on the team, but the named portfolio manager is (or named portfolio managers are) responsible for the day-to-day oversight and management of the Fund. The Rondure portfolio managers have the primary responsibility to provide oversight of the Fund’s investments and allocations at a strategic level and also the tactical responsibility for selecting and inputting specific trades. Each of the individuals listed below serve as a portfolio manager for the Funds, as noted.

More information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

Laura Geritz, CFA, MA

Laura Geritz is the Founder and Chairwoman of the Adviser, and a Portfolio Manager for the Rondure New World Fund and Rondure Overseas Fund.

Prior to founding the Adviser in 2016, Ms. Geritz spent ten years on the international team at Wasatch Advisors where she was the founding Portfolio Manager for the Wasatch Frontier Emerging Small Countries Fund (WAFMX) from its inception in 2012 – 2016, a lead Portfolio Manager for the Wasatch International Opportunities Fund (WAIOX) from 2011 – 2016, and a lead Portfolio Manager for the Wasatch Emerging Markets Small Cap Fund (WAEMX) from 2009 - 2015.

Ms. Geritz began her financial career in 1997 at American Century Investments as a bilingual investor relations representative. She moved to the investment team in 1999 where she worked as a US Mid/Large Core and Global analyst. In 2004 she joined Mellon Corporation as a senior analyst working on US small- and micro-cap funds.

Ms. Geritz graduated with honors from the University of Kansas, earning a BA in Political Science and History. Later, she earned a Master’s degree in East Asian Languages and Culture from the University of Kansas. Ms. Geritz is a CFA charter holder.

Ms. Geritz has lived in Japan and speaks Japanese. She is an avid reader. Ms. Geritz and her husband, Robb, enjoy traveling the globe, and working with children’s charities locally and globally.

Experience

2016 – present	Founder and Chairwoman of the Board of Managers (and CEO until 2023) of Rondure Global Advisors. Portfolio Manager for the Rondure New World Fund and Rondure Overseas Fund.

2006 – 2016	Portfolio Manager and Analyst at Wasatch Advisors. Founding PM of the Wasatch Frontier Emerging Small Countries Fund (WAFMX) from its inception in 2012 – 2016; a lead Portfolio Manager for the Wasatch International Opportunities Fund (WAIOX) from 2011 – 2016; a lead Portfolio Manager for the Wasatch Emerging Markets Small Cap Fund (WAEMX) from 2009 – 2015.

2004 – 2006	Senior Analyst at Mellon Corporation focused on US small and micro-cap companies

1997 – 2003	Analyst at American Century Investments focused on US Mid/Large and Global equities. Bi-lingual investor relations representative.

26

Blake Clayton, MA, MPhil, DPhil

Mr. Clayton is CIO of the Adviser and a Portfolio Manager for the Rondure New World Fund and Rondure Overseas Fund.

Prior to joining the Adviser, Mr. Clayton was a vice president and senior equity analyst at Citigroup in New York. He worked as a fellow at the Council on Foreign Relations, where he advised senior U.S. officials on a broad range of economic issues. Mr. Clayton also taught finance and economics at the Oxford Institute for Undergraduate Studies.

Mr. Clayton holds a doctorate from Oxford University, where he studied on a full-ride University Scholarship. He also holds dual master’s degrees from Cambridge University and the University of Chicago, where he was the recipient of the University of Chicago Endowed Fellowship.

Mr. Clayton is an adjunct fellow at the Council on Foreign Relations. He is the author of two books, Commodity Markets and the Global Economy and Market Madness: A Century of Oil Panics, Crises, and Crashes, as well as a number of articles and papers.

Experience

2023 – present	CIO of Rondure Global Advisors

2021 – present	Portfolio Manager of the Rondure New World Fund

2020 – 2022	Co-CIO of Rondure Global Advisors

2019 – present	Portfolio Manager of the Rondure Overseas Fund

2017 – present	Research Analyst at Rondure Global Advisor

2013 – 2016	Vice President & Senior Equity Analyst, Citigroup

2011 – 2013	Fellow, Council of Foreign Relations

Jennifer Anne McCulloch-Dunne, CFA

Jennifer Anne McCulloch-Dunne is the Adviser’s CEO, a member of the Board of Managers, and a Portfolio Manager for the Rondure New World Fund and Rondure Overseas Fund.

Previously, Ms. McCulloch-Dunne was with Cambiar Investors in Denver, Colorado, where she served for 15 years as portfolio manager and senior analyst. From 2007 – 2020, Ms. McCulloch-Dunne was the Co-Lead Portfolio Manager for Cambiar’s international strategy, after having served as a senior analyst for that strategy from 2005 – 2007. She was also a senior analyst of the firm’s small cap international strategy from 2013 – 2020.

Ms. McCulloch-Dunne began her investment career as a senior analyst with Founders Asset Management from 1994 – 2005.

Ms. McCulloch-Dunne graduated from University of Colorado, Boulder, earning a BA in Economics. She thereafter received a Graduate Diploma in Economics from the London School of Economics, and a Masters of Economics from the University of British Columbia. She is a CFA charter holder.

Experience

2023 – present	CEO and Member of the Board of Managers of Rondure Global Advisors

2021 – present	Portfolio Manager of the Rondure New World Fund and Rondure Overseas Fund

2005 – 2020	Portfolio Manager and Senior Analyst at Cambiar Investors: Co-Lead Portfolio Manager, international strategy, 2007 – 2020; Senior Analyst, small cap international strategy, 2013 – 2020; and Senior Analyst, international strategy, 2005 – 2007.

1994 – 2005	Senior Analyst at Founders Asset Management

27

Administrator, Transfer Agent and Distributor

Ultimus Fund Solutions, LLC serves as the Funds’ administrator, fund accounting agent and transfer agent, and Northern Lights Fund Distributors, LLC (the “Distributor”) serves as the Funds’ distributor.

Buying, Exchanging and Redeeming Shares

Each Fund currently offers two classes of shares, Investor Class and Institutional Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own charges and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest;

●	total expenses associated with owning shares of each class

Investment Minimums

The minimum initial investment for Investor Class and Institutional Class shares is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. Investors generally may meet the minimum investment amount for Institutional Class shares by aggregating multiple accounts within the Fund if desired. There is no subsequent investment minimum for either share class.

The Funds reserve the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of the Adviser and their extended families are not subject to any initial or subsequent investment minimums.

TYPES OF ACCOUNT OWNERSHIP

Please refer to www.rondureglobal.com or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Advantaged Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-advantaged accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

28

If you are eligible, you may set up one or more tax-advantaged accounts. A tax-advantaged account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may be tax deductible. Withdrawals from tax-advantaged accounts are subject to special tax rules. The types of tax-advantaged accounts that may be opened directly with the Funds are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-advantaged account.

Investing for Your Retirement

Please visit www.rondureglobal.com or call a shareholder services representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59-1/2 or used for a non-qualifying purpose.

Traditional and Roth IRAs

Both traditional and Roth IRAs allow most individuals with earned income to contribute for 2023 up to the lesser of $6,500 ($7,500 for individuals who are age 50 or older) or 100% of compensation.

Simple IRA

A SIMPLE IRA allows employees and employers to contribute to traditional IRAs set up for employees of small businesses.

Simplified Employee Pension (“SEP”) IRA

A SEP IRA allows small business owners (including sole proprietors) to make tax deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA to be set up for each SEP participant.

Annual Fee

There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type. This fee may be paid by the Adviser.

Accounts for the Benefit of a Child

Custodial Accounts (UGMA or UTMA)

An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

Coverdell Education Savings Account (ESA)

A Coverdell ESA is an account created as an incentive to help parents and students save for education expenses.

BUYING SHARES

You may purchase shares of the Funds by sending a completed application form to the following address:

Regular Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Express/Overnight Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

29

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-855-775-3337 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Shareholders may purchase shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 60 days to clear.

Transactions through www.RondureGlobal.com: You may purchase a Fund’s shares and redeem a Fund’s shares through the Fund’s website www.RondureGlobal.com. To establish Internet transaction privileges, you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, the Distributor and the Funds’ transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, Distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-775-3337 for more information about the Funds’ Automatic Investment Plan.

30

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. The Fund does not accept cash, drafts, travelers checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check or ACH returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:
●	the name of the Fund and share class;
●	the dollar amount of shares to be purchased; and
●	a completed purchase application or investment stub check payable to the “Rondure New World Fund” or “Rondure Overseas Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-775-3337 for the most current listing and appropriate disclosure documentation on how to open a retirement account. In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders received by financial intermediaries authorized to do so on behalf of the Fund prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. If the NYSE closes early, you must place your order prior to the actual closing time. The net asset value and your share price may be determined earlier than 4 p.m. Eastern time in the event that the NYSE closes early. As noted below in the section titled “By Broker/Intermediary,” the Funds have authorized one or more broker/intermediaries to receive on their behalf purchase and redemption orders. If your broker/intermediary has not been authorized to receive orders on behalf of the Fund, your order or request will not be accepted and processed by the Fund. Please contact your broker/intermediary if you are not sure if they have been authorized by the Funds.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents. Certain tax-advantaged accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. When purchasing shares, your request will be processed at the first NAV calculated after your purchase request is determined to be in good order. For wire purchases, the wire transfer must be received before the purchase request is deemed to be in good order.

A request or transaction will generally be regarded by a Fund as being in “good order” if it is received within the time frame prescribed, if it includes the information the Fund lists as being necessary, and (in the case of written requests or instructions) if the request or instruction is properly signed by an authorized person.

31

Distribution and Services (12b-1) Plans (Investor Class Only)

The Funds have adopted a plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are shareholders in the Funds. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class shares of the Funds.

The Plan permits the Funds to use its Investor Class shares’ assets to make payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund’s Investor Class shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares and Plan fees may cost an investor more than other types of sales charges.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Funds, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Funds. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation, from the Funds. Any such compensation by the Funds to these select financial intermediaries for the aforementioned services is in addition to, and distinct from, any Rule 12b-1 related services provided to Fund shareholders.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Funds). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Funds or their shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Funds to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

In-Kind Purchases

The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for a Fund. In-kind purchases may be taxable events and may result in the recognition of gain or loss for federal income tax purposes.

EXCHANGING SHARES

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same class at their respective NAV.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, the Fund may delay a transaction or not implement one if it is not reasonably satisfied that the instructions are genuine. If this occurs, the Fund and the transfer agent will not be liable for any loss. The Funds and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

32

Limitations on Exchanges: The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers”. Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve-month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

REDEEMING SHARES

The Funds typically expect that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Express/Overnight Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-775-3337. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $50,000 ($100,000 for corporate accounts).

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

33

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions by Overnight Delivery: You may request that your redemption check be delivered by overnight service. The Transfer Agent imposes a $35 fee for each overnighted check and deducts the fee directly from your account.

Redemptions through www.RondureGlobal.com: You may redeem your shares through the Funds’ website www.RondureGlobal.com. Shares from a tax-sheltered retirement account cannot be redeemed through the Funds’ website. For complete information regarding Internet transactions, please see the section above entitled “Transactions Through www.RondureGlobal.com.” A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-855-775-3337 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. To the extent feasible, the Funds expect that a redemption-in-kind will be a pro-rata allocation of the relevant Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:
●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
●	The request must identify your account number;
●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if redeeming shares within 60 days of purchase, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

34

Redemption Fees

If you sell or exchange your shares after holding them 60 days or less, a 2.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Each Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions from shareholder accounts liquidated for failure to meet the minimum investment requirement;

●	Redemptions related to a disability as defined by Internal Revenue Service requirements;

●	Redemptions due to death for shares transferred from a decedent’s account to a beneficiary’s account;

●	Redemptions due to divorce for shares transferred pursuant to a divorce decree;

●	Redemptions of shares through a systematic withdrawal plan;

●	Broker-dealer sponsored wrap program accounts and/ or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;

●	Redemptions through an automatic, non-discretionary rebalancing or asset allocation program;

●	Redemptions due to a back office correction made to an account to provide the shareholder with the intended transaction;

●	Rollovers, transfers and changes of account registration within a Fund as long as the money never leaves the Fund, including transfers between share classes;

●	Redemptions in-kind;

●	Redemptions due to reinvestment of dividends and/or capital gains;

●	Any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order or as a result of a liquidation of a Fund by the Board of Trustees;

●	Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees;

●	Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order; and

●	Certain other transactions as deemed appropriate by the Adviser.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

35

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. The redemption fee may be waived in cases where the nature of the transaction or circumstances do not pose risks to the policy and procedures to prevent market timing. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Share Transactions

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS

The Funds have a $1,000 account minimum, except UTMA/UGMA and Coverdell accounts which have a $100 minimum. The Funds may require mandatory redemption of shares in accounts that fall below the minimum requirement. The Funds may also adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

SHARE CERTIFICATES

The Funds do not issue share certificates.

FREQUENT PURCHASES AND SALES OF FUND SHARES

Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing, including:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”;

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

36

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

VERIFICATION OF ACCOUNTING STATEMENTS

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

INSUFFICIENT FUNDS POLICY

The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. A Fund may charge your account a $25 fee, and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

CLOSING OR REOPENING FUNDS

The Adviser or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of a Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. The Adviser believes that closing Funds or restricting inflows through some or all channels from time-to-time is in the best interest of Fund shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that the Adviser believes assets could be invested without impairing the Fund, the Adviser may reopen the Fund. The Adviser retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

HOW FUNDS ARE CLOSED OR REOPENED

Fund closings or reopenings will be posted on the Funds’ website at www.rondureglobal.com The Adviser will make every effort to post information related to Fund closings at least two weeks prior to the effective date of the closing.

Each change in a Fund’s status also will be filed electronically with the SEC. Please see “ADDITIONAL INFORMATION ABOUT EACH FUND – HOW TO OBTAIN ADDITIONAL INFORMATION” about how to view or obtain copies of documents filed with the SEC.

37

HOW FUND SHARES ARE PRICED

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has designated the Adviser as the “Valuation Designee” to execute these procedures. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

38

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

MEDALLION SIGNATURE GUARANTEE

A Medallion Signature Guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is required if any of the following is applicable:

●	You request a redemption by check above $50,000 ($100,000 for corporate accounts);

●	You would like a check made payable to anyone other than the shareholder(s) of record.*

●	You would like a redemption of shares purchased by ACH within the last 60 days or a redemption of shares purchased by check within the last 30 days.

●	You would like a redemption made within 30 days of an address change.

●	You would like payment made to a bank account that was added or updated within the prior 90 days, regardless of payment instructions.

●	You would like a check mailed to an address other than the address of record.

●	You would like your redemption proceeds sent to a bank account other than a bank account of record.

*	If your redemption is for your Required Minimum Distribution (RMD) from your retirement account and the proceeds are being sent to a Qualified Charitable Organization, a Medallion Signature Guarantee is not required for redemptions under $50,000.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

●	It does not appear valid or in good form.

●	The transaction amount exceeds the surety bond limit of the signature guarantee.

●	The guarantee stamp has been reported as stolen, missing or counterfeit.

39

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion Signature Guarantee may not be provided by a notary public.

Dividends and Distributions

The Funds normally pay income dividends and distribute capital gains, if any, on an annual basis. As regulated investment companies (“RICs”), the Funds are required to pay out substantially all of their income and capital gains on at least an annual basis to avoid double-taxation to shareholders.

Income dividend distributions are derived from interest and other income each Fund receives from its collateral holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities in which the Fund own an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions.

A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Federal income Taxes

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

●	U.S. citizens or residents;

●	U.S. corporations;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

40

Except where specifically noted, this discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax, and (ix) insurance companies. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES – Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that neither Fund is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which is taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (with certain exceptions).

Each Fund may also realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which that Fund owns investments. Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%, which is in addition to the 3.8% surtax on net investment income described below.

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. A shareholder can avoid this, if they choose, by investing after a Fund has paid a dividend.

41

SALE OR REDEMPTION OF FUND SHARES

A shareholder’s sale or redemption of Fund shares will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or redeemed. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under “wash sale” rules if other substantially identical shares of the same Fund are purchased within 30 days before or after the disposition. When that happens, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

TAXATION OF CERTAIN INVESTMENTS

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which would reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations.”

A Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income when and as it accrues as required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. A Fund may also buy debt obligations in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the instrument even though the Fund does not receive payment of such amount at that time.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

If a Fund invests in stock of a real-estate investment trust (a “REIT”), the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to qualifying dividends received by it from its investment in REITs. For taxable years beginning before 2026, Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES – Surtax on Net Investment Income.”

42

BACKUP WITHHOLDING

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24%. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES – Backup Withholding.”

Investors should consult with their tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Householding: To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Funds at 1-855-775-3337 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

Financial Highlights

The financial highlights table below is intended to help investors understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Funds, assuming reinvestment of all dividends and distributions. The Predecessor Funds commenced operations on May 2, 2017. The returns shown below are for periods prior to the Reorganization on October 20, 2023 and are for the Predecessor Funds. The information for each of the periods ended April 30 are from the Predecessor Funds’ financial statements which have been audited by Deloitte & Touche LLP, the Predecessor Funds’ independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements is included in the annual report for the fiscal year ended April 30, 2023. The annual report is also available upon request and without charge by calling 1-855-775-3337 or by visiting www.RondureGlobal.com.

43

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$12.12	$13.56	$9.93	$10.80	$11.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.12	0.09	0.06	0.09	0.09
Net realized and unrealized gain/(loss) on investments	0.01	(1.47)	3.62	(0.87)	(0.45)
Total income/(loss) from investment operations	0.13	(1.38)	3.68	(0.78)	(0.36)

DISTRIBUTIONS
From net investment income	(0.08)	(0.06)	(0.05)	(0.09)	(0.09)
From net realized gain on investments	(0.12)	-	-	-	-
Total distributions	(0.20)	(0.06)	(0.05)	(0.09)	(0.09)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.07)	(1.44)	3.63	(0.87)	(0.45)

NET ASSET VALUE, END OF PERIOD	$12.05	$12.12	$13.56	$9.93	$10.80

TOTAL RETURN	1.17%	(10.21)%	37.11%	(7.31)%	(3.09)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$214,538	$202,142	$209,531	$118,685	$110,800

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.31%	1.27%	1.32%	1.43%	1.46%
Expenses (including fees waived/reimbursed by investment advisor)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.99%	0.68%	0.48%	0.83%	0.87%

PORTFOLIO TURNOVER RATE	46%	29%	36%	27%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

44

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07	$13.51	$9.90	$10.78	$11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.06	0.03	0.06	0.07
Net realized and unrealized gain/(loss) on investments	0.01	(1.46)	3.61	(0.87)	(0.46)
Total income/(loss) from investment operations	0.10	(1.40)	3.64	(0.81)	(0.39)

DISTRIBUTIONS
From net investment income	(0.06)	(0.04)	(0.03)	(0.07)	(0.07)
From net realized gain on investments	(0.12)	-	-	-	-
Total distributions	(0.18)	(0.04)	(0.03)	(0.07)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.08)	(1.44)	3.61	(0.88)	(0.46)

NET ASSET VALUE, END OF PERIOD	$11.99	$12.07	$13.51	$9.90	$10.78

TOTAL RETURN	0.93%	(10.41)%	36.83%	(7.56)%	(3.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$16,164	$16,428	$25,901	$18,382	$20,595

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.61%	1.58%	1.63%	1.72%	1.76%
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.75%	0.45%	0.25%	0.59%	0.66%

PORTFOLIO TURNOVER RATE	46%	29%	36%	27%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

45

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$11.70	$14.18	$10.34	$11.11	$11.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.13	0.03	0.06	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(0.10)	(1.92)	3.84	(0.76)	(0.31)
Total income/(loss) from investment operations	0.03	(1.89)	3.90	(0.66)	(0.21)

DISTRIBUTIONS
From net investment income	(0.12)	(0.04)	(0.06)	(0.11)	(0.11)
From net realized gain on investments	(0.22)	(0.55)	-	-	(0.03)
Total distributions	(0.34)	(0.59)	(0.06)	(0.11)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.31)	(2.48)	3.84	(0.77)	(0.35)

NET ASSET VALUE, END OF PERIOD	$11.39	$11.70	$14.18	$10.34	$11.11

TOTAL RETURN	0.40%	(14.15)%	37.71%	(6.06)%	(1.76)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$13,983	$21,184	$27,692	$16,758	$18,845

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.11%	1.56%	1.70%	1.73%	1.72%
Expenses (including fees waived/reimbursed by investment advisor)	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.19%	0.24%	0.49%	0.89%	0.95%

PORTFOLIO TURNOVER RATE	92%	103%	51%	66%	40%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

46

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$11.68	$14.16		$10.34	$11.12	$11.48

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.11	(0.00	)(b)	0.03	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(0.12)	(1.92)		3.83	(0.76)	(0.32)
Total income/(loss) from investment operations	(0.01)	(1.92)		3.86	(0.69)	(0.24)

DISTRIBUTIONS
From net investment income	(0.10)	(0.01)		(0.04)	(0.09)	(0.09)
From net realized gain on investments	(0.22)	(0.55)		-	-	(0.03)
Total distributions	(0.32)	(0.56)		(0.04)	(0.09)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.33)	(2.48)		3.82	(0.78)	(0.36)

NET ASSET VALUE, END OF PERIOD	$11.35	$11.68		$14.16	$10.34	$11.12

TOTAL RETURN	0.06%	(14.31)%		37.34%	(6.28)%	(1.98)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,994	$3,899		$4,173	$2,626	$3,922

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.39%	1.88%		2.01%	2.06%	2.04%
Expenses (including fees waived/reimbursed by investment advisor)	1.10%	1.10%		1.10%	1.10%	1.10%
Net investment income/(loss)	0.98%	(0.03)%		0.23%	0.61%	0.74%

PORTFOLIO TURNOVER RATE	92%	103%		51%	66%	40%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

47

Rev. June 2021

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

48

Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Northern Lights Fund Trust III does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Northern Lights Fund Trust III doesn’t jointly market.

49

Rondure New World Fund

Rondure Overseas Fund

Adviser	Rondure Global Advisors, LLC 136 South Main Street, Suite 720 Salt Lake City, UT 84101	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO 80202	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 20, 2023 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 855-775-3337 or visit www.RondureGlobal.com. You may also write to:

Rondure New World Fund

Rondure Overseas Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

RONDURE NEW WORLD FUND

Investor Class - RNWOX

Institutional Class - RNWIX

RONDURE OVERSEAS FUND

Investor Class - ROSOX

Institutional Class - ROSIX

STATEMENT OF ADDITIONAL INFORMATION

October 20, 2023

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Investor Class Shares and Institutional Class Shares (collectively, the “Shares”) of the funds listed above (each a “Fund,” and together, the “Funds”), each of which is a separate series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own investment objective and policies. This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by each Fund’s current prospectus dated October 20, 2023, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of each of which may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 1-855-775-3337. The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

TABLE OF CONTENTS

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES	1
INVESTMENT LIMITATIONS	22
DISCLOSURE OF PORTFOLIO HOLDINGS	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
PURCHASE, EXCHANGE & REDEMPTION OF SHARES	30
TRUSTEES AND OFFICERS	36
INVESTMENT MANAGER	38
DISTRIBUTOR	39
CODE OF ETHICS	39
ADMINISTRATOR	40
PROXY VOTING POLICIES AND PROCEDURES	41
Control Persons, Principal Shareholders and Management Ownership	42
EXPENSES	43
PORTFOLIO MANAGERS	43
NET ASSET VALUE	45
FEDERAL INCOME TAXES	45
OTHER INFORMATION ABOUT THE FUNDS	55
PERFORMANCE INFORMATION	55
FINANCIAL STATEMENTS	56
APPENDIX A	A-1
APPENDIX B	B-1

i

THE FUNDS

This SAI includes information about two series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board”).

Each Fund is a diversified series of the Trust and each Fund’s objective is to achieve long-term growth of capital. The Funds may issue an unlimited number of shares of beneficial interest. All Shares have equal rights and privileges. Each Share of a Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Funds acquired all of the assets and liabilities of Rondure New World Fund and Rondure Overseas Fund, each a series of Financial Investors Trust (the “Predecessor Funds”), in a tax-free reorganization on October 20, 2023 (the “Reorganization”). Each of the Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Fund at the time of the Reorganization.

Each Fund is advised by Rondure Global Advisors, LLC, (the “Adviser”). The Adviser was also the investment adviser to the Predecessor Funds.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Additional Investment Activities and Risks

The principal risks associated with each Fund’s principal investment strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus certain of the Funds’ investment strategies and the associated risks.

Borrowing to Purchase Securities (Leveraging). The Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Adviser believes there may be times when it may be advantageous to the Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Funds may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Adviser will consider, among other factors: its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Adviser to be of comparable quality. The Funds may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Adviser’s ability to use such strategies successfully.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

To the extent a Fund uses ‘commodity interests’ as part of its portfolio, the Adviser expects to manage the Fund so as to comply with the restrictions of CFTC Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines. Though there is no present intent to do so, if the Adviser believes it would be appropriate to hold commodity interests in excess of the Rule 4.5 limits, it will pursue the appropriate registrations with the CFTC.

For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Regulation of Derivatives

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Futures Contracts. The Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Funds may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Adviser anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

The Funds may enter into futures contracts and related options as permitted under CFTC Rules. The Adviser expects that the Funds’ futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. To the extent a Fund uses ‘commodity interests’ as part of its portfolio, the Adviser expects to manage the Fund so as to comply with the restrictions of CFTC Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines. Though there is no present intent to do so, if the Adviser believes it would be appropriate to hold commodity interests in excess of the Rule 4.5 limits, it will pursue the appropriate registrations with the CFTC. CFTC regulations governing the use of commodity interests, including certain futures contracts, by investment companies such as the Funds may be subject to amendment. Amendments to such regulations by the CFTC may affect the ability of the Funds to use futures and commodity interests, and could affect the Funds’ ability to achieve its investment objective.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Funds. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.

Limitations on Futures and Commodity Options Transactions. The Funds’ investments in futures contracts and commodity options, as well as such Funds’ policies regarding futures contracts and options, are subject to CFTC rules discussed elsewhere in this SAI, and may be changed as regulatory agencies permit.

Put and Call Options. The Funds may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Funds. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Funds may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

A put option written by a Fund is “covered” if the Fund holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Adviser expects to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the Adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser had hedged the Funds by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Adviser hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Adviser’s use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Funds.

Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Funds may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in countries with emerging securities markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Gold Bullion Risk. Each Fund may, from time to time and primarily for risk management purposes, hold gold bullion. Holdings of physical gold may entail higher custody and transaction costs relative to holdings of securities. Holding gold in physical form results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates.

Gold-Related Issuers Risk. Each Fund may, from time to time and primarily for risk management purposes, hold securities of issuers principally engaged in the gold industry (including securities of gold mining finance companies, gold mining operating companies, or gold-related investment companies). The price of gold, which may be subject to substantial upward and downward price movements over short periods of time, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of a Fund’s investments in such securities also may be affected. As with holdings in physical gold, holdings of gold-related issuers may be susceptible to changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Adviser takes temporary defensive positions, including when the Adviser is unable to locate attractive investment opportunities or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities. The Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

Municipal Obligations. The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. Neither the Adviser nor a Fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. A Fund would be eligible to pay dividends in any year that are tax exempt in the hands of the Fund’s shareholders only if, at the end of each quarter of the year, at least 50% of the value of the Fund’s total assets consistent of obligations that are exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) or if the Fund qualifies as a “qualified fund of funds” by investing at least 50% of its total assets in other regulated investment companies. There is no expectation that any Fund will be eligible to pay tax-exempt dividends under either rule. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-investment Grade Securities. The Funds may invest up to 10% of their total assets in non-investment grade securities subject to the following. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Adviser or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Adviser continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Adviser’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Adviser takes temporary defensive positions, including when the Adviser is unable to locate attractive investment opportunities or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve risks relating to leveraging, discussed above under “Borrowing to Purchase Securities (Leveraging)” and the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies. The Funds may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Adviser believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Adviser may consider short selling when the Adviser finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations.

An eligible Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or Nasdaq.

Stripped Obligations. The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Adviser is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Funds may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Each Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement. In the case of swap agreements that do not cash settle, currently a Fund will typically set aside liquid assets equal to the full notional value of the swap agreement while the positions are open. With respect to swap agreements that do cash settle, however, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swap agreement, if any, rather than their full notional value, except that a Fund will segregate the full notional value of the swap to cover its obligations in the event that the Fund is acting as a seller of a credit default swap.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy.

United States Government Securities. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Funds may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper for a Fund. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Funds may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Adviser, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants. The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Funds’ portfolio turnover rates may vary from year to year, as well as within a year. The Funds’ distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Funds’ portfolio turnover rates are calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Funds’ investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The table below shows the portfolio turnover rate for the Predecessor Funds:

Fund	For the Fiscal Year Ended April 30, 2023	For the Fiscal Year Ended April 30, 2022
Predecessor Rondure New World Fund	46%	29%
Predecessor Rondure Overseas Fund	92%	103%

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of the Funds’ fundamental investment restrictions. “Fundamental” restrictions are those that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

In contrast, non-fundamental investment restrictions (which include the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI) may be changed by the Board without shareholder approval.

The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

For purposes of the fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Each Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities; provided, however, that this restriction shall not restrict a Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities, and further provided that each Fund may purchase or sell physical gold and purchase or sell gold commodity contracts or options on such contracts in compliance with applicable laws;

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or group of industries;

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction; or

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of assessing compliance with fundamental investment restriction No. 5 above, each Fund will take into account publicly available information regarding the holdings of affiliated or unaffiliated investment companies.

In connection with fundamental investment restriction No. 7 above, each Fund may only enter into borrowings if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent, and that in the event such coverage falls below 300 percent, the Fund will reduce its borrowings within three days (not including Sundays and holidays) in order to comply with such limits.

Non-Fundamental Investment Restrictions

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies. These, and other non-fundamental investment restrictions disclosed elsewhere in the prospectus or in this statement of additional information may be changed at any time by the Board of Trustees without shareholder approval. For purposes of the non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Each Fund will not:

1.	Make investments for the purpose of exercising control or management;

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely;

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations;

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs;

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out;

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets; or

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Trust on behalf of the Funds may be disclosed to Third Parties (which may include the public) and Service Providers. No Portfolio Holdings data about a Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Funds: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Funds.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, sub-adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Funds.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each fiscal quarter/semi-annual period.

Also, approximately fifteen to thirty days after the end of each quarter, the Adviser posts on the Trust’s website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than 10 days after the end of each quarter, a complete schedule of their portfolio holdings as of the last day of the quarter.

Portfolio holdings and other fund related performance data may also be disclosed, upon authorization by a designated officer, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings and performance-related data. The Trust may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimate Fund Solutions, LLC. Ultimate Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Brown Brothers Harriman & Co. Brown Brothers Harriman & Co. is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP. Deloitte & Touche LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for a Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage Allocation and Other Practices

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. The Adviser is responsible for negotiating and determining any commission rates to be paid for such transactions. The Adviser has no affiliated broker-dealer. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

The Adviser may pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Adviser by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Adviser may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Adviser makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Adviser in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Adviser with its own resources.

The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Trust. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Funds) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The brokerage practices are monitored quarterly by the Board.

During 2002 there was a shift in the brokerage industry toward trading securities in the OTC market on agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Adviser believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Adviser elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

Aggregation and Allocation of Trades

If the Adviser believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Funds), the Adviser may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Adviser. If an aggregate order is partially filled, the Adviser will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients. Conflicts may arise in the allocation of investment opportunities among accounts (including the Funds) that the Adviser advises. The Adviser will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Adviser’s attention will be allocated in any particular manner. The Adviser will create an allocation statement prior to executing a block trade, typically using a rounding factor such as 25 or 100 shares. Accordingly, each order should state the accounts that will participate in any block trade and the intended allocation of the order among those accounts.

When an allocation statement is prepared:

(1) If a block trade is filled in its entirety, the shares must generally be allocated in accordance with the allocation specified in the order.

(2) If a block trade is partially filled, the shares are allocated using one of the methods below. In these situations, some Funds/Clients may receive their entire allocation and some Funds/Clients may not receive any allocation if their allocation is less than a de minimis amount.

§ Pro-Rata allocates shares based on the ratio of the filled shares to the order’s target. For example, if 50% of an order is filled, each Fund/Client gets 50% of the target. This means that larger accounts will get more shares. The pro-rata method may be used when there are no special considerations for distribution.

§ Leveling distributes shares so that each Fund’s/Client’s current actual percent position is equal. Leveling may be used to bring all accounts to a certain percentage of portfolio market value in a security. This means the accounts the farthest away from a target weight will receive a higher percentage of its pre-allocation shares than accounts closer to their target weights.

§ Random allocates shares by randomly selecting Funds/Clients and filling their targets until no shares are left. Random may be used when there is a large block with a small fill. By using the random method, a small portion would not be assigned to each Fund/Client.

§ Sequential fills each Fund’s/Client’s target based on portfolio detail (e.g., cash), and then moves on to the next Fund/Client until no shares are left. For example, if sequential is used when a buy order is partially filled and the first sort is based on cash, the Fund/Clients with the most cash will be allocated shares first.

It is understood that circumstances may arise which make pre-execution allocations impossible. Trades that are not allocated pre-execution will be allocated no later than the close of business on the trade date. All Funds/Clients must be fairly and equitably treated by any post-execution allocation of a trade.

From time to time, the Adviser is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Adviser in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Adviser will generally allocate securities purchased in these offerings to client accounts (including the Funds) within the designated investment style(s) for which the security is best suited using a leveling or other method believed equitable by it, unless the total allocation to the Adviser or a particular investment style is de minimis.

Certain conflicts of interest may arise related to aggregated transactions. The Adviser will report to the Board the existence of all of the relevant facts relating to any material conflicts of interest between the Adviser, its other advisory accounts and the Funds in any aggregated transaction to allow the Board to approve or ratify the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Adviser has written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board, in conjunction with the Adviser, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Fund from being systematically disadvantaged as a result of the aggregated transactions.

The following table lists the total amount of brokerage commissions paid by each Predecessor Fund for the fiscal period noted:

Fund Name	For the Fiscal Year Ended April 30, 2023	For the Fiscal Year Ended April 30, 2022	For the Fiscal Year Ended April 30, 2021
Predecessor Rondure New World Fund	$325,999	$234,031	$240,830
Predecessor Rondure Overseas Fund	$45,263	$75,552	$34,777

Neither Predecessor Fund had any transactions identified for execution primarily on the basis of research and other services provided to each Fund and therefore no related commissions.

The following tables list the total amount of brokerage commissions to brokers who were affiliated with the Predecessor Funds or the Adviser during the fiscal period noted below:

Fund Name	For the Fiscal Year Ended April 30, 2023	For the Fiscal Year Ended April 30, 2022	For the Fiscal Year Ended April 30, 2021
Predecessor Rondure New World Fund	$0	$0	$0
Predecessor Rondure Overseas Fund	$0	$0	$0

Each Fund may acquire securities of brokers who execute the Funds’ portfolio transactions. As of April 30, 2023, each Predecessor Fund owned securities of its regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Market Value of Securities Owned
Predecessor Rondure New World Fund	N/A	N/A
Predecessor Rondure Overseas Fund	N/A	N/A

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How to Purchase Shares,” the NAV of each Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class, respectively.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” for execution of these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to review the valuations made for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any.

Redemption of Shares

The Funds redeem all or any portion of a shareholder’s shares of the Funds when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Rule 12b-1 Plans (Investor Class only)

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, and collectively the “Plans”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Investor Class shares of the Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Each Fund bears its own costs of distribution with respect to its shares. The Funds may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on such agreement.

Amounts Expensed Under the Rule 12b-1 Plan

For the fiscal year ended April 30, 2023, the total amounts paid by the Investor Class shares of each Predecessor Fund to its distributor (substantially all of which the distributor paid out as compensation to broker-dealers and other service providers) under the Investor Class Plan are summarized below.

	Advertising and Literature	Printing and Postage	Payment to Dealers	Compensation to Sales Personnel	Total 12b-1 Payments
Predecessor Rondure New World Fund	-	-	$57,009	-	$57,009
Predecessor Rondure Overseas Fund	-	-	$10,708	-	$10,708

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder.

Board Risk Oversight. The Board maintains an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial risk and reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Fund believes that each Trustee is competent to serve because of his or her individual overall merits including his or her: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Masters degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields, which makes him particularly qualified to chair the Board’s Audit Committee. Dr. Taylor holds PhD, Master’s and Bachelors degrees in Accountancy and is a licensed Certified Public Accountant and serves as a member of two other mutual fund boards within the Northern Lights Fund Complex. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and has been serving a three-year term as President of the American Accounting Association (AAA) since August 2022 (as President-Elect 8/22-7/23, President 8/23-8/24, and Past President 8/24-8/25). Dr. Taylor previously served as Vice President-Finance of the AAA, and as President of the Auditing Section of the AAA. He previously served a three-year term on the AICPA’s Auditing Standards Board and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that received grants from the Center for Audit Quality and has had his research widely published in leading academic accounting and practice journals. Dr. Taylor has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large-scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H.Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 1, 2023, the Trust was comprised of 29 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.
**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held five meetings.

Compensation of Directors. Effective January 1, 2022, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust receives a quarterly fee of $26,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2022, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $6,250, and the Audit Committee Chairman receives a quarterly fee of $4,500. From January 1, 2021 through December 31, 2021, each Trustee who was not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $23,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From April 1, 2019 through December 31, 2020, each Trustee who was not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $21,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board, paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2017 through December 31, 2021, in addition to the quarterly fees and reimbursements, the Chairman of the Board received a quarterly fee of $5,000, and the Audit Committee Chairman received a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

INVESTMENT MANAGER

Rondure Global Advisors, LLC (the “Adviser” or “Rondure Global Advisors”), subject to the oversight of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in November 2016 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Rondure New World Fund and the Rondure Overseas Fund each pay the Adviser an annual management fee of 0.85% and 0.70%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities at a meeting called for the purpose of voting on the Advisory Agreement. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Rondure New World and Rondure Overseas Funds’ Advisory Agreement will be provided in the Funds’ semi-annual report to shareholders for the period ending October 31, 2023.

The Adviser has contractually agreed, pursuant to an agreement with the Funds (the “Expense Agreement”), to limit the total amount of the management fees and other expenses that it is entitled to receive from the Funds. With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.35% and 1.10% of average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.10% and 0.85% of the average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. The Adviser has agreed that such fee waivers and reimbursements for the Funds shall continue through at least October 20, 2024.

The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fees or expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to October 20, 2024, except with the approval of the Fund’s Board.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Funds, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Funds will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The tables below shows the management fees paid by each Predecessor Fund to the Adviser for the periods indicated:

For the Fiscal Year Ended April 30, 2023
Fund	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Predecessor Rondure New World Fund	$1,868,827	($461,190)	-	$1,407,637
Predecessor Rondure Overseas Fund	$132,806	($132,806)	($106,602)	($106,602)

For the Fiscal Year Ended April 30, 2022
Fund	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Predecessor Rondure New World Fund	$2,042,647	($417,176)	-	$1,625,471
Predecessor Rondure Overseas Fund	$200,775	($200,775)	($6,857)	($6,857)

For the Fiscal Year Ended April 30, 2021
Fund	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Predecessor Rondure New World Fund	$1,581,752	($430,368)	-	$1,151,384
Predecessor Rondure Overseas Fund	$182,515	($182,515)	($42,238)	($42,238)

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Board by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator” or “UFS”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement became effective on February 23, 2023, and will remain in effect for five years from the effective date, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily NAV; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Funds’ with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to each Fund under the Agreement the Funds pay UFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. Each Fund also pays UFS for any out-of-pocket expenses.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the Adviser will vote all proxies that are received on the Funds’ behalf.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Funds’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix B.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-775-3337 and by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-855-775-3337 and will be sent within three business days of receipt of a request.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of September 14, 2023, the following shareholders of record owned 5% or more of the outstanding shares of each class of the Funds listed below:

Fund	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Rondure New World Fund – Institutional Class	Charles Schwab & Co. San Francisco, CA	47.47%	Record
Rondure New World Fund – Institutional Class	National Financial Services, LLC Jersey City, NJ	27.78%	Record
Rondure New World Fund – Institutional Class	US Bank, N.A. Milwaukee, WI	10.60%	Record
Rondure New World Fund – Institutional Class	Matrix Trust Co. Denver, CO	5.34%	Record
Rondure New World Fund – Investor Class	Charles Schwab & Co. San Francisco, CA	67.52%	Record
Rondure New World Fund – Investor Class	National Financial Services, LLC Jersey City, NH	27.69%	Record
Rondure Overseas Fund – Institutional Class	Charles Schwab & Co. San Francisco, CA	25.18%	Record
Rondure Overseas Fund – Institutional Class	National Financial Services, LLC Boston, MA	32.36%	Record
Rondure Overseas Fund – Institutional Class	R. MCPHAIL & L. JTWROS Idaho Springs, CO	18.65%	Beneficial
Rondure Overseas Fund – Institutional Class	Grandeur Peak Global Advisors, LLC Salt Lake City, UT	9.32%	Beneficial
Rondure Overseas Fund – Investor Class	Charles Schwab & Co, Inc. San Francisco, CA	52.63%	Record
Rondure Overseas Fund – Investor Class	National Financial Services, LLC Jersey City, NJ	26.26%	Record
Rondure Overseas Fund – Investor Class	TD Ameritrade, Inc. Omaha, NE	11.10%	Record

Management Ownership Information. The Trustees and Officers of the Trust as a group owned less than 1% of any Fund’s shares.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Fund Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings, other miscellaneous expenses and any extraordinary expenses. The Funds also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of August 31, 2023.

Other Accounts Managed by the Portfolio Managers

The table below identifies as of August 31, 2023, for the portfolio managers of the Funds, the number of accounts (other than the Funds with respect to which information is provided) for which they have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Laura Geritz, CFA, MA	0	$-	0	$-	1	$24
Blake Clayton	0	$-	0	$-	1	$24
Jennifer Anne McCullough-Dunne	0	$-	0	$-	1	$24

Portfolio Manager Compensation

Compensation

The Adviser seeks to maintain a compensation program that promotes long-term total returns for clients and that retains and attracts top industry talent. Portfolio managers may receive a fixed base salary, a discretionary bonus opportunity, a profit sharing opportunity, and a benefits package. Portfolio manager (PM) compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses with an emphasis on good sustained fund performance over the long term. A material portion of the PM compensation package is likely to be paid in shares of the firm’s mutual funds and vest over 5 to 10 year periods. We believe long-term incentives paid in firm strategies with vesting schedules over mid to long-term horizons promotes the long-term interests of clients.

Base Salary: The portfolio manager may be paid a fixed base salary. In setting the base salary, the Adviser will consider the portfolio manager’s experience and responsibility.

Discretionary bonus: Dependent on the Adviser’s profitability and financial resources, the portfolio manager is eligible to receive a discretionary bonus. That bonus is determined on quantitative and qualitative assessments of the manager’s performance. Where sufficient performance history exists for the manager, a portion of his or her bonus is quantitatively determined, based typically upon an amalgamation of historical rolling averages of the pre-tax performance of all registered investment companies under the manager’s advice and direction. Such performance is typically judged relative to applicable benchmark indices, in absolute (e.g. against the return of short-term treasury bonds), and/or against the performance of a pre-determined peer, regional, country, or industry group. The residual component of the bonus is determined on qualitative grounds, where the Adviser may take into account various subjective (possibly mitigating) factors. Strong qualitative and quantitative performance (against the applicable benchmark, in absolute, and/or against an applicable peer group) could deliver compensation that may be substantial in comparison to the manager’s base salary. Poor qualitative and quantitative performance (against the applicable benchmark, in absolute, and/or against an applicable peer group) could result in no bonus whatsoever. The amount of firm assets under management may have an indirect impact on the potential size of the bonus, particularly as such assets will likely augment the Adviser’s revenues, thus improving its financial resources and its capacity to pay bonuses. However, a significant portion of the PM bonus will typically be paid in shares of the firm’s mutual funds and vest in 5 years. The greater the manager’s responsibility for assets under management (i.e. as a portfolio manager’s responsibility for assets under management increases), the greater that manager’s portion of discretionary bonus will be deferred and paid in shares of the firm’s mutual funds (i.e. as responsibility increases, immediate cash compensation as a % of the discretionary bonus is likely to decrease). A key portfolio manager may expect to earn a discretionary bonus that is 50-100% deferred and invested in the firm’s mutual funds. We believe this comprehensive discretionary incentive structure promotes a focus on long-term and absolute returns in the mutual funds and strategies, where clients are invested, aligning long-term interests.

Profit sharing: Portfolio managers are likely to have an economic interest in the firm. As such, they will share in the firm’s profit. A substantial portion of profit sharing may be paid in shares of the firm’s mutual funds and vest over 5 to 10 year periods, however the payment method may be reviewed and modified to reflect changes in the market to retain talented, key individuals. The Adviser believes that such incentives are useful in retaining key personnel and aligning managers’ interests with those of clients. They provide proper motivation to balance short-term and long-term management objectives.

Conflicts of Interest with Other Accounts. There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Adviser or the respective Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Adviser or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Adviser or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Adviser may have in place that could benefit a Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Adviser has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Managers as of August 31, 2023.

Portfolio Manager	Fund	Dollar Range of Ownership
Laura Geritz	Rondure New World Fund	Over $1,000,000
Laura Geritz	Rondure Overseas Fund	Over $1,000,000
Blake Clayton	Rondure Overseas Fund	$50,001 - $100,000
Blake Clayton	Rondure New World Fund	$50,001 - $100,000
Jennifer Anne McCullough-Dunne	Rondure New World Fund	$100,001 - $500,000
Jennifer Anne McCullough-Dunne	Rondure Overseas Fund	$100,001 - $500,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing their assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Funds’ net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) insurance companies, (vi) broker-dealers, (vii) entities not organized under the laws of the United States or a political subdivision thereof, (viii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (ix) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Neither Fund has requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Funds’ policy to distribute to its shareholders as “ordinary income dividends” substantially all of its net investment income and short-term capital gains. It is also the Fund’s policy to distribute annually all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gain dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of a Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the relevant Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Detailed U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal tax law.

Taxation of the Funds

The Funds intend to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though it is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined in the following paragraph); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its net capital gains in a taxable year after offsetting any capital loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

Each Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of a Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A regulated investment company may elect to treat any post-October capital loss (defined as the net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Funds intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that they will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).A Fund that is a “personal holding company” and that fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Equalization Accounting

Under current law, a Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” would reduce the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. This practice is not available for a Fund for any taxable year for which it is a “personal holding company” for federal income tax purposes. The total return on a shareholder’s investment would generally not be reduced as a result of a Fund’s use of this practice. If the IRS were to determine that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Each Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, which (for this purpose) are taxed at a maximum federal income tax rate of 20% (in addition to the 3.8% surtax described in “Surtax on Net Investment Income,” below). Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and the shareholders (with respect to the Fund’s shares). Neither Fund expects a significant portion of distributions to be derived from qualified dividend income.

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and net realized capital gains. Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends or distributions declared in October, November or December as of a record date in such a month will be deemed to have been received by shareholders on December 31st, if paid during the following January.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject (in either case) to certain holding period requirements and debt-financing limitations.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitation.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Transfers between Classes of Funds

An exchange of shares issued by different Funds represents the taxable redemption of shares of one Fund and the purchase of shares of the other Fund. Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another of the Fund for which they are significant holders the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of a Fund, as well as shareholders who own shares of a Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Passive Foreign Investment Companies

The Funds do not expect to have significant investments in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a regulated investment company, a Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Earnings included in income under a QEF election would be qualifying dividend income for a regulated investment company if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the regulated investment company’s business of investing in stock, securities or currencies. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Funds also may invest in entities known as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value. If a Fund is such a 10% shareholder with respect to a CFC, the Fund is generally required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC are qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions.

Non-U.S. Taxes

Because the Funds invest in non-U.S. securities, they may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consist of stock or securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s taxable income reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund would also be subject to certain limitations imposed by the Code.

Alternatively, if a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies. The Funds make no assurance as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of such Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, stripped securities, swaps and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Some of the Funds’ investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Funds may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Funds may invest are not clear in various respects. As a result, the IRS could challenge the Funds’ methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of a Fund as a regulated investment company.

The Funds may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” in certain circumstances, which would result in taxable income before the short-sale positions are terminated.

Certain of the Funds’ hedging activities, including transactions in options, futures contracts and foreign currencies, are likely to result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for U.S. Federal income tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. A taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that a Fund will be required to distribute to shareholders who will be taxed on them as ordinary income (unless such dividends qualify as exempt-interest dividends) even though the Fund does not receive an interest payment in cash on the obligation during the year. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Real Estate Investment Trusts

If a Fund invests in a REIT, its REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions, all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, for taxable years beginning before January 1, 2026, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. Under these regulations, the amount of section 199A-dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year beginning before January 1, 2026, equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over its net capital gain for the year.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) has under-reported dividend or interest income, or (iii) fails to certify to the Fund that it is a U.S. person not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

A Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased, and subsequently redeemed, exchanged or otherwise sold, and whether these shares had a short-term or long-term holding period. Each Fund is required to report the gross proceeds from the sale of all Fund shares (regardless of when such shares were purchased).

If a shareholder does not elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and to the undistributed net investment income of certain estates and trusts, in each case to the extent that such taxpayer’s gross income, as adjusted exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than certain property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received by a Fund shareholder from a Fund, as well as the shareholder’s net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. Brown Brothers Harriman & Co., (the “Custodian”), located at 40 Water Street, Boston, MA 02109, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, the Custodian receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Trust’s independent registered public accounting firm. Deloitte is located at 1601 Wewatta Street, Suite 400, Denver, CO 80202.

Counsel. Thompson Hine LLP serves as counsel to the Trust and is located at 41 S. High Street, Suite 1700, Columbus, OH 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Funds may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing each Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of each Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in each Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements of each Predecessor Fund for the year ended April 30, 2023 and the independent registered public accountant’s report are incorporated herein by reference to the Predecessor Funds’ Annual Report. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. Each Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B

Rondure Global Advisors, llc

PROXY VOTING POLICY

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, the Firm has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times. This Proxy Voting Policy is implemented through the operations team of Grandeur Peak Global Advisors, LLC, which the Firm has engaged for certain back office and administrative support services.

I.	POLICY OVERVIEW

A means by which the Firm fulfills its fiduciary responsibility is by exercising proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, the Firm considers how we vote proxies to be a meaningful activity.

One fundamental tenet of the Firm’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, the Firm generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients, with a bias towards long-term value over short-term value.

The Firm has developed the following general proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. These guidelines are not exhaustive, as the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients with a better understanding of how the Firm attempts to maximize shareholder value via the proxy voting process.

II.	GENERAL GUIDELINES

Board of Directors

The Firm considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which the Firm can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, the Firm prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors, as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors, or to have only independent directors serve on key committees, may not cause us to vote against the election of a director who lacks independence. The Firm appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Executive Compensation

The Firm supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we may use quantitative criteria that measure the total cost to shareholders if a plan is passed.

Capital Structure

The Firm may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, the Firm will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. The Firm recognizes that such proposals may enhance shareholder value in certain situations. However, the Firm will review proposals pertaining to anti-takeover provisions on a case-by-case basis and may vote against such proposals that the Firm perceives as merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. The Firm generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. The Firm also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

The Firm believes corporations have an obligation to be responsible corporate members of society, and we will support proposals concerning social, political or environmental issues if we believe the proposals are in the best interest of shareholders.

III.	EXCLUSIONS AND EXCEPTIONS

The Firm has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, the Firm may supplement or deviate from these guidelines in the situations outlined below.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time the Firm will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for the Firm to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, the Firm believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because the Firm’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients.

Conflicts of Interest

The Firm will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which the Firm or affiliated persons of the Firm have a financial interest in a matter presented by a proxy which could potentially compromise the Firm’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of the Firm, (ii) has a relationship with the Firm, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of the Firm or develop a material relationship with the Firm, or (iv) the Firm holds a significant amount1 of the issuer’s shares outstanding. In addition, any employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to the Firm’s voting of client proxies should be directed to Compliance.

In the event that the Firm has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, the Firm will not vote on that proposal. Proposals on the same proxy ballot for which the Firm does not have a material conflict of interest will be voted in accordance with the Firm’s Proxy Voting Policy.

IV.	PROCEDURES

Proxy Manager’s Role

The Firm has hired ISS to serve as its Proxy Manager, to assist in coordinating and voting securities. The Proxy Manager keeps track of upcoming shareholder meetings and vote deadline information, generates vote recommendations, coordinates with custodian banks to ensure votes are executed, maintains voting records, and serves as a general resource for proxy matters.

Research Team’s Role

The Proxy Committee has assigned proxy voting processing to the Sustainability Analyst, with support from Operations. The Sustainability Analyst will process proxy votes, coordinate with the Research Team for input on individual voting items where the Proxy Manager’s recommendation is inconsistent with (or there exists an exception to) the Firm’s Proxy Voting Policy, and endeavor to document any instances where a proxy vote is against the voting policy.

Members of the Firm’s Research Team are responsible for reviewing the proxies raised to them by the Sustainability Analyst of the companies for which they serve as an analyst and providing vote recommendations and rationale that conform with this Policy.

[1]	The Firm’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. The Firm’s clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, the Firm may elect not to vote.

Operations Team’s Role

The Proxy Committee has designated a person within Operations to support the Sustainability Analyst in ensuring votes are cast, coordinating with the Research Team and Proxy Manager, and monitoring the Firm’s proxy voting procedures.

Proxy Committee

The Firm has established a Proxy Committee to oversee the implementation and monitoring of this Policy. No less than annually, the Proxy Committee shall:

●	Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if the Firm is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

●	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;

●	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and

●	Review any of the Proxy Manager’s changes to business practices and/or policies and procedures to confirm there are no conflicts of interest.

●	Share proxy votes with the mutual fund Board of Trustees for their review and process oversight.

V.	RECORDKEEPING, TRAINING, AND MAINTENANCE

Recordkeeping

Under rule 204-2, the Firm must retain the following:

a)	proxy voting policies;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by the Firm that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	record of the voting resolution of any conflict of interest;

f)	records of any client requests for information on how a client’s proxies were voted and records of the Firm’s responses to client requests;

g)	all written reports arising from annual reviews of the policy.

The Firm may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item c above. Records shall be maintained by the Firm for a period of not less than five years from the end of the Firm’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program may review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to the Firm’s business.

Annual Certification

Each employee involved in the proxy voting process is required to certify annually that he/she has read, understands and has complied with, to the best of his/her knowledge, the Firm’s Proxy Voting Policy.

ERISA

The Firm acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The Firm casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of the Firm’s personnel to influence the voting of client proxies in a manner that is inconsistent with the Firm’s Policy should be reported to the CCO. If the CCO is the person attempting to influence the voting, the report should be made to the Firm’s CEO.

VI.	DISCLOSURE TO CLIENTS

Interested Clients are encouraged to request information on how the Firm has voted their proxies. In order to request this information, clients should contact their Client Relations representative. The proxy voting record of the Firm’s mutual funds is available on the SEC’s website at www.sec.gov.

As of January 20, 2023

PART C

OTHER INFORMATION

Item 28. Exhibits.

Each of the Exhibits incorporated by reference below are found in File Nos. 811-22655, 333-178833.

(a) Articles of Incorporation.

(i) Registrant’s Amended Agreement and Declaration of Trust, dated May 30, 2019 as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(ii) Certificate of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on Form N-1A on December 30, 2011, is incorporated by reference.

(b) By-Laws. Registrant’s By-Laws as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(i) Revised By-Laws as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(ii) Investment Advisory Agreement between Dakota Wealth, LLC, and Registrant, with respect to the Persimmon Long/Short Fund is as previously filed on December 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 528, and hereby incorporated by reference.

(iii) Investment Advisory Agreement between Rondure Global Advisors, LLC, and Registrant, with respect to the Rondure New World Fund and Rondure Overseas Fund is filed herewith.

(iv) Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(iv)(a) First Amendment to the Investment Advisory Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to the Covered Bridge Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(v) Investment Advisory Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(vi) Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on December 13, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(vi)(a) First Amendment to the Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on February 26, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 236, and hereby incorporated by reference.

(vi)(b) Second Amendment to the Investment Advisory Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on July 24, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 468, and hereby incorporated by reference.

(vii) Investment Advisory Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on February 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(vii)(a) First Amendment to the Investment Advisory Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on July 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(viii) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on April 24, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 465, and hereby incorporated by reference.

(viii)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Tactical Growth Fund as previously filed on April 28, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(ix) Investment Advisory Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Market Neutral Income ETF, PlanRock Income Rotation ETF, Plan Rock Equity Rotation ETF, and PlanRock Alternative Equity ETF to be filed by subsequent amendment.

(x) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xi) Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xi)(a) Amendment to the Investment Advisory Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xii) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xii)(a) Amendment to the Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xiii) Investment Sub-Advisory Agreement between Swan Capital Management, Inc., and Swan Global Management, LLC, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 149, and hereby incorporated by reference.

(xiv) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant with respect to the Swan Enhanced Dividend Income ETF to be filed by subsequent amendment.

(xv) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund, as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xvi) Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund, as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(xvi)(a) First Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund as previously filed on April 28, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xvi)(b) Second Amendment to the Investment Advisory Agreement between Newfound Research LLC and Registrant, with respect to the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund as previously filed on April 25, 2019 to the Registrant's Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xvii) Investment Advisory Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xviii) Investment Advisory Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xix) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xix)(a) Amendment to the Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(xx) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Foreign Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxi) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Foreign Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxii) Investment Advisory Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxiii) Investment Advisory Agreement between Howard Capital Management, Inc., and the Registrant with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxiii)(a) First Amendment to the Investment Advisory Agreement between Howard Capital Management, Inc. and the Registrant with respect to the HCM Income Plus Fund as previously filed on July 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(xxiv) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxv) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant with respect to the Counterpoint Quantitative Equity ETF to be filed by subsequent amendment.

(xxvi) Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxvi)(a) First Amendment to Investment Advisory Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Growth Fund as previously filed on July 22, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(xxvii) Investment Sub-Advisory Agreement between Swan Capital Management, LLC, and Swan Global Management, LLC, with respect to the Swan Defined Risk Growth Fund as previously filed on December 14, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 373, and hereby incorporated by reference.

(xxviii) Investment Sub-Advisory Agreement between Swan Capital Management, LLC and Swan Global Management, LLC with respect to the Swan Enhanced Dividend Income ETF to be filed by subsequent amendment.

(xxix) Investment Advisory Agreement between Howard Capital Management, Inc., and Registrant with respect to the HCM Defender 100 Index ETF and HCM Defender 500 Index ETF as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxx) Investment Advisory Agreement between Counterpoint Funds, LLC and Registrant, with respect to the CP High Yield Trend ETF as previously filed on December 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(xxxi) Investment Advisory Agreement between Centerstone Investors, LLC and Registrant, with respect to the Centerstone Investors Fund and Centerstone International Fund as previously filed on March 3, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 505, and hereby incorporated by reference.

(xxxii) Investment Advisory Agreement between First Pacific Advisors, LP and Registrant, with respect to the FPA Global Equity ETF as previously filed on December 16, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 529, and hereby incorporated by reference.

(xxxiii) Investment Advisory Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dynamic Income Fund as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(e) Underwriting Contracts.

(i) Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(ii) ETF Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i) Custody Agreement between the Registrant and The Huntington National Bank as previously filed on August 29, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(ii) Custody Agreement between the Registrant and Union Bank, N.A. as previously filed on August 29, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

(iii) Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on February 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(iii)(a) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. as previously filed on May 15, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113 under the 1940 Act, and hereby incorporated by reference.

(iv) Custody Agreement between the Registrant and First National Bank of Omaha as previously filed on October 14, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 139, and hereby incorporated by reference.

(v) Custody Agreement between the Registrant and Fifth Third Bank as previously filed on July 14, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 297, and hereby incorporated by reference.

(vi) Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(vi)(a) First Amendment to the Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on August 30, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(vi)(b) Second Amendment to the Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. to be filed by subsequent amendment.

(vi)(c) Third Amendment to the Custody and Transfer Agency Agreement between the Registrant and Brown Brothers Harriman & Co. to be filed by subsequent amendment.

(vii) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company on behalf of Centerstone Investors Fund and Centerstone International Fund was previously filed on April 21, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507, and hereby incorporated by reference.

(viii) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on July 22, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(viii)(a) First Amendment to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(viii)(b) Second Amendment to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(ix) Custodian Agreement between the Registrant and State Street Bank and Trust Company on behalf of FPA Global Equity ETF as previously filed on December 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 528, and hereby incorporated by reference.

(h) Other Material Contracts.

(i) Fund Services Agreement between Gemini Fund Services, LLC and the Registrant as previously filed on April 9, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(i)(a) Fund Services Agreement between Ultimus Fund Solutions, LLC and the Registrant as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(ii) Expense Limitation Agreement between Swan Capital Management, Inc. and the Registrant, with respect to the Swan Defined Risk Fund as previously filed on November 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 17, and hereby incorporated by reference.

(iii) Expense Limitation Agreement between Dakota Wealth, LLC, and Registrant, with respect to the Persimmon Long/Short Fund as previously filed on July 22, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(iv) Expense Limitation Agreement between Rondure Global Advisors, LLC, and Registrant, with respect to the Rondure New World Fund and Rondure Overseas Fund is filed herewith.

(v) Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v)(a) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on April 28, 2015 to the Registrant’s Registration Statement in Post-Effective No. 163, and hereby incorporated by reference.

(v)(b) Amendment to the Expense Limitation Agreement between Stonebridge Capital Advisors, LLC and Registrant, with respect to The Covered Bridge Fund as previously filed on October 26, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

(vi) Expense Limitation Agreement between First Associated Investment Advisors, Inc. and Registrant, with respect to The Teberg Fund as previously filed on December 13, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 86, and hereby incorporated by reference.

(vii) Expense Limitation Agreement between RESQ Investment Partners, LLC and Registrant, with respect to the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as previously filed on January 8, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 313, and hereby incorporated by reference.

(viii) Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on February 27, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(viii)(a) First Amendment to the Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund, as previously filed on July 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(viii)(b) Second Amendment to the Expense Limitation Agreement between Horizon Capital Management, Inc. and Registrant, with respect to the Issachar Fund as previously filed on January 20, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 484, and hereby incorporated by reference.

(ix) License Agreement between CWM Advisors, LLC dba INSPIRE and Horizon Capital Management, Inc., with respect to Issachar Fund as previously filed on January 27, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 558, and hereby incorporated by reference.

(x) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Tactical Growth Fund as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xi) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Income Fund as previously filed on September 24, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 203, and hereby incorporated by reference.

(xii) Expense Limitation Agreement between Swan Capital Management, Inc. and Registrant, with respect to the Swan Defined Risk Emerging Markets Fund as previously filed on December 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 143, and hereby incorporated by reference.

(xiii) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to Counterpoint Quantitative Equity ETF to be filed by subsequent amendment.

(xiv) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xiv)(a) First Amendment to the Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dividend Sector Plus Fund as previously filed on April 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 404, and hereby incorporated by reference.

(xv) Expense Limitation Agreement between Newfound Research LLC and Registrant, with respect to the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund as previously filed on June 2, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(xvi) Expense Limitation Agreement between Pinnacle Family Advisors, LLC and Registrant, with respect to the Pinnacle Multi-Strategy Core Fund as previously filed on September 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 202, and hereby incorporated by reference.

(xvii) Expense Limitation Agreement between Absolute Capital Management, LLC and Registrant, with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund as previously filed on October 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(xviii) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Equity Fund as previously filed on October 19, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 208, and hereby incorporated by reference.

(xix) Amended and Restated Consulting Services Agreement between Registrant and Northern Lights Compliance Services, LLC as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(xx) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant with respect of the Swan Defined Risk Foreign Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(xxi) Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on June 17, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(xxi)(a) First Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on April 28, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 294, and hereby incorporated by reference.

(xxi)(b) Second Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on October 29, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.

(xxi)(c) Third Amendment to the Expense Limitation Agreement between Boyd Watterson Asset Management, LLC and Registrant, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund as previously filed on February 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 401, and hereby incorporated by reference.

(xxii) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Income Plus Fund as previously filed on January 23, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 270, and hereby incorporated by reference.

(xxiii) Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the Counterpoint Tactical Municipal Fund as previously filed on May 1, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 338, and hereby incorporated by reference.

(xxiv) Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC with respect to Rondure New World Fund and Rondure Overseas Fund is filed herewith.

(xxv) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant, with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund and Swan Defined Risk U.S. Small Cap Fund as previously filed on November 2, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 356, and hereby incorporated by reference.

(xxvi) Expense Limitation Agreement between Swan Capital Management, LLC and Registrant, with respect to Swan Defined Risk Growth Fund as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(xxvii) Expense Limitation Agreement between Howard Capital Management, Inc. and Registrant, with respect to HCM Dynamic Income Fund as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(xxviii) Expense Limitation Agreement between Howard Capital Management, Inc., and Registrant, with respect to the HCM Income Plus Fund as previously field on July 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 414, and hereby incorporated by reference.

(xxix) ETF Fund Services Agreement between Registrant and Gemini Fund Services, LLC as previously filed on September 6, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 426, and hereby incorporated by reference.

(xxix)(a) ETF Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC as previously filed on October 14, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 522, and hereby incorporated by reference.

(xxx) Amended and Restated Expense Limitation Agreement between Counterpoint Funds, LLC and Registrant, with respect to the CP High Yield Trend ETF as previously filed on August 30, 2023 to the Registrant’s Registration Statement in Post Effective Amendment No. 578, and hereby incorporated by reference.

(xxxi) Expense Limitation Agreement between Centerstone Investors, LLC and Registrant, with respect to the Centerstone Investors Fund and Centerstone International Fund as previously filed on March 3, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 505, and hereby incorporated by reference.

(xxxii) Expense Limitation Agreement between First Pacific Advisors, LP and Registrant, with respect to the FPA Global Equity ETF as previously filed on December 16, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 529, and hereby incorporated by reference.

(xxxii)(a) First Amendment to the Expense Limitation Agreement between First Pacific Advisors, LP and Registrant, with respect to the FPA Global Equity ETF as previously filed on January 27, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 559, and hereby incorporated by reference.

(xxxiii) Expense Limitation Agreement between PlanRock Investment Management, LLC, and Registrant, with respect to the PlanRock Market Neutral Income ETF, PlanRock Income Rotation ETF, Plan Rock Equity Rotation ETF, and PlanRock Alternative Equity ETF to be filed by subsequent amendment.

(xxxiv) Expense Limitation Agreement between Swan Capital Management, LLC, and Registrant, with respect to the Swan Enhanced Dividend Income ETF to be filed by subsequent amendment.

(xxxv) Rule 12d1-4 Fund of Funds Investment Agreements.

(xxxv)(a) iShares ETFs and BlackRock Mutual Funds and Active ETFs Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(b) Direxion Shares ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(c) Direxion Funds Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(d) Fidelity Merrimack Street Trust, Fidelity Covington Trust and Fidelity Commonwealth Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(e) Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(f) J.P. Morgan Exchange-Traded Fund Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(g) Krane Shares Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(h) ProFunds Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(i) ProShares Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(j) Schwab Strategic Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(k) The Select Sector SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(l) SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(m) SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(n) VanEck ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(o) Vanguard Fund Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(p) WisdomTree Trust Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on February 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(xxxv)(q) Tidal Trust II Rule 12d1-4 Fund of Funds Investment Agreement as previously filed on August 30, 2023 to Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(i) Legal Opinion and Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions. Consent of the Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(i)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on June 14, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 544, and hereby incorporated by reference.

(ii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(ii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 21, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507,and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class N Shares as previously filed on April 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(iv) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for No-Load Shares as previously filed on August 19, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 62, and hereby incorporated by reference.

(v) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Non-Designated Class as previously filed on April 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(vi) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R Shares as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(vi)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class R as previously filed on June 17, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(vii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A1 as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(viii)(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares is filed herewith.

(ix) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for ETF Shares as previously filed on December 27, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 439, and hereby incorporated by reference.

(ix)(a) Amended and Restated Exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for ETF Shares to be filed by subsequent amendment.

(x) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(xi) Amended and Restated Appendix A to Rule 18f-3 Plan is filed herewith.

(n) Reserved.

(o) Code of Ethics.

(i) Code of Ethics for the Trust as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(ii) Code of Ethics for Northern Lights Distributors, LLC as previously filed on October 26, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 352, and hereby incorporated by reference.

(iii) Code of Ethics of Swan Capital Management, Inc. as previously filed on April 21, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507, and hereby incorporated by reference.

(iv) Code of Ethics of Rondure Global Advisors, LLC is filed herewith.

(v) Code of Ethics of Pinnacle Family Advisors, LLC as previously filed on May 15, 2013 to the Registrant's Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.

(vi) Code of Ethics of Stonebridge Capital Advisors, LLC as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(vii) Code of Ethics of First Associated Investment Advisors, Inc. as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(viii) Code of Ethics of RESQ Investment Partners, LLC as previously filed on April 24, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 465, and hereby incorporated by reference.

(ix) Code of Ethics of Horizon Capital Management, Inc. as previously filed on April 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.

(x) Code of Ethics of Newfound Research LLC as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(xi) Code of Ethics of Howard Capital Management, Inc. as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(xii) Code of Ethics of Counterpoint Funds, LLC as previously filed on August 30, 2023 to Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(xiii) Code of Ethics of PlanRock Investment Management, LLC to be filed by subsequent amendment.

(xiv) Code of Ethics of Swan Global Management, LLC as previously filed on January 22, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 221, and hereby incorporated by reference.

(xv) Code of Ethics of Absolute Capital Management, LLC as previously filed on June 7, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 411, and hereby incorporated by reference.

(xvi) Code of Ethics of Boyd Watterson Asset Management, LLC as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(xvii) Code of Ethics for Centerstone Investors, LLC as previously filed on April 22, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.

(xviii) Reserved.

(xix) Code of Ethics for Dakota Wealth, LLC as previously filed on July 22, 2021 to the Registrant's Registration Statement in Post-Effective Amendment No. 511, and hereby incorporated by reference.

(xx) Code of Ethics for First Pacific Advisors, LP as previously filed on January 23, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 552, and hereby incorporated by reference.

(p) Powers of Attorney.

(i) Powers of Attorney for the Trust, each trustee and a certificate with respect thereto, and each executive officer, as previously filed on May 30, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 569, and hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates. Insurance carried by the Trust provides indemnification of the Trustees and officers. The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern Lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) the breach of any representations, warranties or obligations set forth in the Underwriting Agreement, (iii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iv) the Trust’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (v) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (vi) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vii) reasonable actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund specifically for use in the Trust’s Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust and required to be stated in such answers or necessary to make such information not misleading.

Pursuant to the Fund Services Agreement and the ETF Fund Services Agreement (the “Fund Services Agreements”), each between the Trust and Ultimus Fund Solutions, LLC (UFS), the Trust agrees to indemnify and hold UFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of each Fund Services Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with each Fund Services Agreement.

Pursuant to the Fund Services agreements, UFS shall indemnify and hold the Trust and each applicable Fund harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to UFS’s refusal or failure to comply with the terms of each Fund Services Agreement, breach of any representation or warranty made by UFS contained in each Fund Services Agreement or which arise out of UFS’s lack of good faith, gross negligence, willful misconduct or reckless disregard of its duties with respect to UFS’s performance under or in connection with each Fund Services Agreement.

Pursuant to the Consulting Services Agreement (“Consulting Agreement”) with Northern Lights Compliance Services, LLC (NLCS), the Trust agrees to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to (i) the Trust’s refusal or failure to comply with the terms of the Consulting Agreement, (ii) the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with this Agreement, or (iii) all reasonable actions taken by NLCS hereunder in good faith.

Pursuant to the Consulting Agreement, NLCS shall indemnify and hold the Trust and each Fund harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to NLCS’s refusal or failure to comply with the terms of the Consulting Agreement, or which arise out of NLCS’s lack of good faith, gross negligence or willful misconduct with respect to NLCS’ performance under or in connection with the Consulting Agreement.

The Trust maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser’s discharge of its obligations under the agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which the agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of the agreement; PROVIDED, that nothing contained in the agreement shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser’s duties, or by reason of the adviser’s reckless disregard of its obligations and duties under the agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with First Pacific Advisors, LP (“FPA”), the Trust, on behalf of FPA Global Equity ETF, agrees to indemnify and hold harmless FPA and any director, partner, manager, officer or employee thereof (the “Indemnified Persons”) from all taxes, charges, expenses, assessments, claims and liabilities, and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except that such Indemnified Persons shall not be indemnified against any liability resulting: (i) from such person’s breach of fiduciary duty with respect to receipt of compensation for services; (ii) from such person’s own willful misfeasance, bad faith, gross negligence, or, reckless disregard of its duties and obligations under this Agreement; (ii) liabilities arising from such person’s violations of applicable law, including but not limited to the Act, the 1933 Act, the 1934 Act, the Advisers Act, any state and foreign securities laws, and the Internal Revenue Code of 1986, all as amended from time to time; (iii) the accuracy and completeness (and liability for the lack thereof) of statements in FPA Global Equity ETF’s Registration Statement provided by FPA and relating to FPA and FPA’s affiliates and the Fund’s investment strategies and related risks, and any other information supplied by the Adviser for inclusion therein; and (iv) any loss (including transaction costs) incurred by FPA Global Equity ETF as a result of any trade error or investment made by FPA as described in Section 11.2 of the Advisory Agreement. The indemnification obligations described in the Advisory Agreement are limited to the assets of FPA Global Equity ETF and shall not extend to the assets of the Trust as a whole.

Item 31. Activities of Investment Advisor and Sub-Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned "Investment Advisor" and to the section of the respective Statement of Additional Information captioned "Investment Advisory and Other Services." The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the Securities and Exchange Commission ("SEC"). Each Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Swan Capital Management, LLC, the Advisor of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, Swan Defined Risk U.S. Small Cap Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF – File No. 801-76701.

Swan Global Management, LLC, the Sub-Advisor of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, Swan Defined Risk U.S. Small Cap Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF – File No. 801-80552.

Pinnacle Family Advisors, LLC, the Advisor of the Pinnacle Multi-Strategy Core Fund – File No. 801-78013.

Stonebridge Capital Advisors, LLC, the Advisor of The Covered Bridge Fund– File No. 801-53760.

First Associated Investment Advisors, the Advisor of The Teberg Fund – File No. 801-60972.

RESQ Investment Partners, LLC, the Advisor of the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund – File No. 801-78822.

Horizon Capital Management, Inc., the Advisor of the Issachar Fund – File No. 801-26038.

Newfound Research LLC, the Advisor of the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund– File No. 801-73042.

Howard Capital Management, Inc., the Advisor of the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, HCM Income Plus Fund, HCM Defender 500 Index ETF, HCM Defender 100 Index ETF and HCM Dynamic Income Fund – File No. 801-69763.

Counterpoint Funds, LLC, the Advisor of the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Tactical Municipal Fund, CP High Yield Trend ETF and Counterpoint Quantitative Equity ETF – File No. 801-80197.

Absolute Capital Management, LLC, the Advisor of Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund – File No. 801-61336.

Boyd Watterson Asset Management, LLC, the Advisor of Boyd Watterson Limited Duration Enhanced Income Fund – File No. 801-57468.

Centerstone Investors, LLC, the Advisor of the Centerstone Investors Fund and Centerstone International Fund – File No. 801-107361.

Dakota Wealth, LLC, the Advisor of the Persimmon Long/Short Fund File No. 801-114097.

First Pacific Advisors, LP, the Advisor of the FPA Global Equity ETF File No. 801-67160.

Rondure Global Advisors, LLC, the Advisor of the Rondure New World Fund and Rondure Overseas Fund File No. 801-108903.

PlanRock Investment Management, LLC, the Advisor of the PlanRock Market Neutral Income ETF, PlanRock Income Rotation ETF, Plan Rock Equity Rotation ETF, and PlanRock Alternative Equity ETF File No. [  ]

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

NLD also acts as a principal underwriter to the following investment companies: Absolute Core Strategy ETF, Advisor One Funds, Arrow ETF Trust, DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Arrow ETF Trust, Ballast Small/Mid Cap ETF, Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, New Age Alpha Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Grandeur Peak Global Trust, Northern Lights Fund Trust IV, Northern Lights Variable Trust, PREDEX, Princeton Private Investment Access Fund, The North Country Funds, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust, and Uncommon Investment Funds Trust.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd St., Suite 100, Elkhorn, NE 68022 NLD is an affiliate of Ultimus Fund Solutions, LLC. Both NLD and Ultimus Fund Solutions, LLC are under common ownership of The Ultimus Fund Group, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Treasurer, Chief Compliance Officer, Finance and Operations Principal, and AML Compliance Officer	None
William J. Strait	Manager, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Swan Capital Management, LLC 1099 Main Ave., Ste. 260, Durango, CO 81301, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, Swan Defined Risk U.S. Small Cap Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF.

Pinnacle Family Advisors, LLC, 620 W. Republic Road, Suite 104, Springfield, MO 65810 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Pinnacle Multi-Strategy Core Fund.

Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, MN 55114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to The Covered Bridge Fund.

First Associated Investment Advisors, Inc., 5161 Miller Trunk Highway Duluth, MN 55811 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to The Teberg Fund.

RESQ Investment Partners, LLC 9383 East Bahia Drive, Suite 120, Scottsdale, AZ 85260 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund.

Horizon Capital Management, Inc. 106 Valerie Drive, Lafayette, LA 70508 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Issachar Fund.

Newfound Research LLC, 380 Washington Street, 2nd Floor, Wellesley Hills, Massachusetts 02481 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Return Stacked® Risk Managed U.S. Stocks & Bonds Fund.

Howard Capital Management, Inc., 1145 Hembree Road, Rosewell, GA 30076 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, HCM Income Plus Fund, HCM Defender 500 Index ETF, HCM Defender 100 Index ETF and HCM Dynamic Income Fund.

Counterpoint Funds, LLC 12760 High Bluff Drive, Suite 280, San Diego, CA 92130 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund, Counterpoint Tactical Municipal Fund, CP High Yield Trend ETF and Counterpoint Quantitative Equity ETF.

Swan Global Management, LLC 41 Shell Castle, Humacao, PR 00791 pursuant to the Sub-Advisory Agreement with Swan Capital Management, Inc., maintains all records required pursuant to such agreement with respect to the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, Swan Defined Risk U.S. Small Cap Fund, Swan Defined Risk Growth Fund and Swan Enhanced Dividend Income ETF.

Absolute Capital Management, LLC 101 Pennsylvania Boulevard, Pittsburgh, PA 15228 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Absolute Capital Asset Allocator Fund and Absolute Capital Defender Fund.

Boyd Watterson Asset Management, LLC 1301 East 9th Street, Suite 2900, Cleveland, OH 44114 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Boyd Watterson Limited Duration Enhanced Income Fund.

Centerstone Investors, LLC 228 Park Avenue S, Suite 75938, New York, NY 10003 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Centerstone Investors Fund and Centerstone International Fund.

Dakota Wealth, LLC 11376 N. Jog Road Suite 101, Palm Beach Gardens, FL 33418 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Persimmon Long/Short Fund.

First Pacific Advisors, LP 11601 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the FPA Global Equity ETF.

Rondure Global Advisors, LLC 136 South Main Street, Suite 720, Salt Lake City, UT 84101 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the Rondure New World Fund and Rondure Overseas Fund.

PlanRock Investment Management, LLC, 1850 General George Patton Drive, Suite 205, Franklin, TN 37067 pursuant to the Advisory Agreement with Trust, maintains all records required pursuant to such agreement with respect to the PlanRock Market Neutral Income ETF, PlanRock Income Rotation ETF, Plan Rock Equity Rotation ETF, and PlanRock Alternative Equity ETF.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Salonga, and State of New York, on the 19th day of October, 2023.

Northern Lights Fund Trust III

By:	/s/ Brian Curley
Brian Curley, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Northern Lights Fund Trust III

Name	Title
/s/ Brian Curley	President and Principal Executive Officer
Richard Gleason*	Treasurer and Principal Accounting Officer
Patricia Luscombe*	Independent Trustee
John V. Palancia*	Independent Trustee
Mark H. Taylor*	Independent Trustee
Jeffery D. Young*	Independent Trustee

*By:	/s/ Brian Curley	Date:
	Brian Curley	October 19, 2023

*	Attorney-in-Fact – Pursuant to Powers of Attorney as previously filed on May 30, 2023.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement with Rondure Global Advisors, LLC	(d)(iii)
Second Amendment to the Custodian Agreement with Brown Brothers Harriman & Co. with respect to Rondure New World Fund and Rondure Overseas Fund	(g)(viii)(b)
Expense Limitation Agreement with Rondure Global Advisors, LLC	(h)(iv)
Master Services Agreement with Ultimus Fund Solutions, LLC with respect to Rondure New World Fund and Rondure Overseas Fund	(h)(xxiv)
Legal Opinion and Consent of Thompson Hine LLP	(i)(a)
Consent of the Independent Registered Public Accounting Firm	(j)
Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Investor Class Shares	(m)(viii)(a)
Amended and Restated Appendix A to Rule 18f-3 Plan	(m)(xi)
Code of Ethics of Rondure Global Advisors, LLC	(o)(iv)